EXHIBIT 32.1

Astro-Med Inc.

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Astro-Med, Inc. (the “Company”) on Form 10-K for the year ended January 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Everett Pizzuti, President and Chief Executive Officer, hereby certify, pursuant to Rule 13a-14(b) and 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 4th day of April, 2012

/S/ EVERETT V. PIZZUTI
Everett V. Pizzuti President and Chief Executive Officer (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Astro-Med, Inc. and will be retained by Astro-Med, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.